RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE AGGRESSIVE GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                             AFFIRMATIVE             WITHHOLD
    Kathleen Blatz                         91,411,309.55           2,488,328.01

    Arne H. Carlson                        91,296,151.88           2,603,485.68

    Patricia M. Flynn                      91,851,257.62           2,048,379.94

    Anne P. Jones                          91,453,366.54           2,446,271.02

    Jeffrey Laikind                        91,001,606.56           2,898,031.00

    Stephen R. Lewis, Jr.                  92,181,832.04           1,717,805.52

    Catherine James Paglia                 91,865,961.18           2,033,676.38

    Vikki L. Pryor                         91,209,497.63           2,690,139.93

    Alan K. Simpson                        91,384,714.17           2,514,923.39

    Alison Taunton-Rigby                   92,070,587.27           1,829,050.29

    William F. Truscott                    92,123,656.71           1,775,980.85

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       89,439,679.32      2,839,413.21       1,620,545.03           0.00
APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       90,725,483.31      1,525,759.16       1,648,395.09           0.00
APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       90,810,557.97      1,444,974.68       1,644,104.91           0.00
LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       90,038,741.65      2,032,824.62       1,828,071.29           0.00
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       90,443,782.62      1,725,283.49       1,730,571.45           0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE FUNDAMENTAL GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS
                                            AFFIRMATIVE               WITHHOLD
    Kathleen Blatz                         131,535,898.08           5,968,857.30

    Arne H. Carlson                        132,390,619.25           5,114,136.13

    Patricia M. Flynn                      132,455,707.12           5,049,048.26

    Anne P. Jones                          132,455,707.12           5,049,048.26

    Jeffrey Laikind                        132,455,707.12           5,049,048.26

    Stephen R. Lewis, Jr.                  132,148,453.30           5,356,302.08

    Catherine James Paglia                 132,455,707.12           5,049,048.26

    Vikki L. Pryor                         132,455,707.12           5,049,048.26

    Alan K. Simpson                        134,822,971.94           2,681,783.44

    Alison Taunton-Rigby                   132,455,707.12           5,049,048.26

    William F. Truscott                    134,710,965.93           2,793,789.45

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       131,531,750.52      3,305,153.82       2,667,851.04           0.00
APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       132,554,468.40      1,955,012.37       2,995,274.61           0.00
APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       133,168,570.82      1,440,270.33       2,895,914.23           0.00
LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       132,515,497.77      1,821,431.58       3,167,826.03           0.00
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       132,441,605.33      1,895,324.02       3,167,826.03           0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE FUNDAMENTAL VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                            AFFIRMATIVE              WITHHOLD
    Kathleen Blatz                         512,873,057.07          18,008,748.93

    Arne H. Carlson                        512,814,587.21          18,067,218.79

    Patricia M. Flynn                      514,326,014.18          16,555,791.82

    Anne P. Jones                          513,209,031.92          17,672,774.08

    Jeffrey Laikind                        513,664,328.82          17,217,477.18

    Stephen R. Lewis, Jr.                  514,445,345.16          16,436,460.84

    Catherine James Paglia                 513,981,812.61          16,899,993.39

    Vikki L. Pryor                         514,236,295.19          16,645,510.81

    Alan K. Simpson                        511,560,412.94          19,321,393.06

    Alison Taunton-Rigby                   514,054,222.28          16,827,583.72

    William F. Truscott                    513,739,536.73          17,142,269.27

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       497,743,017.58      21,692,711.39      11,383,358.16        62,718.87
APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       501,318,672.45      17,962,046.36      11,538,368.32        62,718.87
APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       501,295,900.10      19,094,100.38      10,429,086.65        62,718.87
TEN PERCENT LIMITATION IN SINGLE ISSUER

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       501,316,855.41      18,779,017.82      10,723,213.90        62,718.87
LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       498,568,881.41      21,370,324.77      10,879,880.95        62,718.87
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       498,738,027.29      21,104,005.48      10,977,054.36        62,718.87

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SELECT VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                            AFFIRMATIVE              WITHHOLD
    Kathleen Blatz                         512,873,057.07          18,008,748.93

    Arne H. Carlson                        512,814,587.21          18,067,218.79

    Patricia M. Flynn                      514,326,014.18          16,555,791.82

    Anne P. Jones                          513,209,031.92          17,672,774.08

    Jeffrey Laikind                        513,664,328.82          17,217,477.18

    Stephen R. Lewis, Jr.                  514,445,345.16          16,436,460.84

    Catherine James Paglia                 513,981,812.61          16,899,993.39

    Vikki L. Pryor                         514,236,295.19          16,645,510.81

    Alan K. Simpson                        511,560,412.94          19,321,393.06

    Alison Taunton-Rigby                   514,054,222.28          16,827,583.72

    William F. Truscott                    513,739,536.73          17,142,269.27

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       497,743,017.58      21,692,711.39      11,383,358.16        62,718.87
APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       501,318,672.45      17,962,046.36      11,538,368.32        62,718.87
APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       501,295,900.10      19,094,100.38      10,429,086.65        62,718.87
TEN PERCENT LIMITATION IN SINGLE ISSUER

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       501,316,855.41      18,779,017.82      10,723,213.90        62,718.87
LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       498,568,881.41      21,370,324.77      10,879,880.95        62,718.87
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       498,738,027.29      21,104,005.48      10,977,054.36        62,718.87

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SMALL CAP EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                            AFFIRMATIVE               WITHHOLD
    Kathleen Blatz                         162,288,100.37           3,906,678.38

    Arne H. Carlson                        162,205,395.36           3,989,383.39

    Patricia M. Flynn                      162,314,190.46           3,880,588.29

    Anne P. Jones                          162,326,748.98           3,868,029.77

    Jeffrey Laikind                        162,543,896.10           3,650,882.65

    Stephen R. Lewis, Jr.                  162,274,066.56           3,920,712.19

    Catherine James Paglia                 162,659,759.12           3,535,019.63

    Vikki L. Pryor                         162,586,062.83           3,608,715.92

    Alan K. Simpson                        161,371,112.55           4,823,666.20

    Alison Taunton-Rigby                   162,547,471.11           3,647,307.64

    William F. Truscott                    162,262,139.11           3,932,639.64

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       158,023,038.56      4,733,731.25       3,438,008.94           0.00
APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       159,788,566.43      3,360,993.45       3,045,218.87           0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       159,389,168.13      3,650,525.53       3,155,085.09           0.00
LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       157,830,818.35      4,812,319.59       3,551,640.81           0.00
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       158,626,153.65      4,467,886.57       3,100,738.53           0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SMALL CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                            AFFIRMATIVE              WITHHOLD
    Kathleen Blatz                         807,659,418.99          25,771,683.32

    Arne H. Carlson                        805,918,064.56          27,513,037.75

    Patricia M. Flynn                      808,792,401.86          24,638,700.45

    Anne P. Jones                          806,896,213.53          26,534,888.78

    Jeffrey Laikind                        807,780,586.60          25,650,515.71

    Stephen R. Lewis, Jr.                  809,124,558.39          24,306,543.92

    Catherine James Paglia                 808,884,047.62          24,547,054.69

    Vikki L. Pryor                         808,701,220.25          24,729,882.06

    Alan K. Simpson                        804,544,715.90          28,886,386.41

    Alison Taunton-Rigby                   808,725,557.22          24,705,545.09

    William F. Truscott                    808,359,340.26          25,071,762.05

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       792,567,274.42      24,763,409.44      16,073,438.73        26,979.72
APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       798,099,391.00      19,717,999.28      15,586,732.31        26,979.72
APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       789,400,204.59      26,159,513.86      17,844,404.14        26,979.72
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       792,042,932.55      24,903,450.42      16,457,739.62        26,979.72

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS
                                            AFFIRMATIVE              WITHHOLD
    Kathleen Blatz                         339,185,731.90           9,803,956.93

    Arne H. Carlson                        338,397,559.58          10,592,129.25

    Patricia M. Flynn                      339,655,185.46           9,334,503.37

    Anne P. Jones                          339,134,192.06           9,855,496.77

    Jeffrey Laikind                        339,752,515.24           9,237,173.59

    Stephen R. Lewis, Jr.                  339,613,969.16           9,375,719.67

    Catherine James Paglia                 339,615,938.45           9,373,750.38

    Vikki L. Pryor                         340,267,621.90           8,722,066.93

    Alan K. Simpson                        338,301,929.15          10,687,759.68

    Alison Taunton-Rigby                   339,735,260.11           9,254,428.72

    William F. Truscott                    340,310,695.61           8,678,993.22

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       332,371,685.96      8,306,043.08       7,153,639.05       1,158,320.74
APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       334,937,666.15      6,048,719.34       6,844,982.60       1,158,320.74
APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       334,977,766.89      6,304,903.41       6,548,697.79       1,158,320.74
LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       332,981,809.72      8,552,920.49       6,296,637.88       1,158,320.74
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       333,632,544.08      8,162,054.04       6,036,769.97       1,158,320.74